Supplement to the
Fidelity® Trend Fund
February 26, 2001
Prospectus

Shareholder Meeting. On or about December 19, 2001, a meeting of the shareholders of Fidelity Trend Fund will be held to approve various proposals. Shareholders of record on October 22, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

TRE-01-01 October 22, 2001
1.717691.103